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                                                                   Exhibit 10.57

                             Dated 17 September 2004

                            WHAMPOA HOLDINGS LIMITED

                                       and

                      HUTCHISON TELECOMMUNICATIONS LIMITED

                     TRANSFER AND DECLARATION OF TRUST DEED

                                   relating to

                   HUTCHISON TELECOMMUNICATIONS ARGENTINA S.A.

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THIS DEED is made the 17 day of September 2004

BETWEEN:

(1) WHAMPOA HOLDINGS LIMITED, a company incorporated with limited liability in Hong Kong whose registered office is at 22 Floor, Hutchison House, 10 Harcourt Road, Hong Kong (the "Vendor"); and

(2) HUTCHISON TELECOMMUNICATIONS LIMITED, a company incorporated with limited liability in Hong Kong whose registered office is at 22 Floor, Hutchison House, 10 Harcourt Road, Hong Kong (the "Purchaser").

WHEREAS:

(A) Hutchison Telecommunications Argentina S.A. (the "Company") is a company incorporated under the laws of Argentina with limited liability.

(B) The Vendor is the beneficial owner and registered holder of the Relevant Shares (as defined below) and the Relevant ICCs (as defined below).

(C) The Vendor has entered into, and has rights and/or obligations under, the Relevant Agreements (as defined below).

(D)  The Vendor wishes:

     (i) to transfer to the Purchaser, and the Purchaser wishes to take, the Vendor's beneficial interest in the Relevant Shares, the benefit and all of the Vendor's rights in respect of the ICCs (as defined below); and

     (ii) to declare that its holds the legal title in the Relevant Shares and the Relevant ICCs, and all of the Vendor's rights and obligations under the Share Purchase Agreement, the Shareholders Agreement, the Carried Interest Agreement, the Gridley Share Pledge and the Newberry Share Pledge (each as defined below), on trust for the Purchaser, all on the terms and conditions set out in this Deed.

NOW IT IS HEREBY AGREED as follows:

1    DEFINITIONS AND INTERPRETATION

1.1 In this Deed (including the Recitals and the Schedules), the words and expressions set out below shall have the respective meanings attributed to them below unless the context otherwise requires:-

     "Affiliate" means, in relation to any person, a subsidiary or any holding company of such person or any other subsidiary of any such holding company (other than the Purchaser and the Company);

     "AR$" means Argentina peso, the lawful currency of Argentina;

     "Business Day" means a day on which banks are open for business in Hong Kong and Argentina (excluding Saturday or Sunday);

     "Carried Interest Agreement" means the carried interest agreement dated 24 November 2000 between the Vendor, Gridley Investments and Newbery whereby, inter alia, the Vendor shall lend or, at its option, procure the lending, to Gridley Investments of sufficient funds to enable Gridley Investments to maintain a 9.95% shareholding in the Company;

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     "Completion" means completion of the sale and purchase of the Sale Shares in accordance with the terms and conditions of this Agreement;

     "Completion Date" shall bear the same meaning as set out in clause 3.1;

     "Consideration" shall bear the same meaning as set out in Clause 2.3;

     "Deed" means this Transfer and Declaration of Trust Deed;

     "Gridley Investments" means Gridley Investments S.A., a corporation incorporated under the laws of Uruguay with its registered address at Juncal 1305, piso 21, Montevideo, Uruguay;

     "Gridley Share Pledge" means the share pledge agreement dated 24 November 2000 between Gridley Investments and the Vendor whereby, inter alia, Gridley Investments grants to the Vendor a pledge over the Shares held by Gridley Investments;

     "Group Companies" means the Company and its subsidiaries (if any);

     "Hong Kong" the Hong Kong Special Administrative Region of the People's Republic of China;

     "Hong Kong Dollar" and "HK$" means Hong Kong dollars, the lawful currency of Hong Kong;

     "HTL Loan" means the loan made by the Purchaser to the Vendor for the principal amount of HK$285,298,013.94, which amount has been advanced to the Vendor and is outstanding;

     "ICCs" means irrevocable capital contributions ("aportes irrevocables a cuenta de futuros aumentos de capital") made to the Company;

     "Newbery" means Mr. Carlos Joost Newbery;

     "Newbery Share Pledge" means the share pledge agreement dated 24 November 2000 between Newbery and the Vendor whereby, inter alia, Newbery grants to the Vendor a pledge over the shares he holds in Gridley Investments;

     "Relevant Agreements" means:

     (i)  the Share Purchase Agreement;

     (ii) the Shareholders Agreement;

     (iii) the Carried Interest Agreement;

     (iv) the Gridley Share Pledge; and

     (v)  the Newbery Share Pledge;

     "Relevant ICCs" means irrevocable capital contributions ("aportes irrevocables a cuenta de futuros aumentos de capital") made by the Vendor to the Company in the aggregate amount of AR$112,943,945 at the time of contribution, which sum has been adjusted for inflation to AR$135,449,606.43 in accordance with relevant Argentine laws, the Hong Kong Dollar equivalent of which, at the time of contribution, was HK$285,298,013.94;

     "Relevant Shares" means 37,821 class A ordinary, nominative, non-endorseable shares in the issued share capital of the Company held by the Vendor;

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     "Share Purchase Agreement" means the sale and purchase agreement dated 2
     September 1999 between the Vendor (as purchaser), Gridley Investments S.A. (as seller) and Newbery (as guarantor) relating to the purchase of Shares by the Vendor;

     "Shares" means shares in the issued share capital of the Company; and

     "Shareholders' Agreement" means the agreement dated 24 November 2000 between the Vendor, Gridley Investments and Newbery relating to the Company.

1.2 Unless the context otherwise requires, words importing the singular only shall include the plural and vice versa and words importing natural persons shall include corporations and unincorporated associations and vice versa.

1.3 The descriptive headings contained in this Agreement are for the purpose of convenience only and do not form part of and shall not affect the construction of this Agreement or any part thereof.

1.4 References to Clauses and Schedules are to the clauses of and the schedules to this Agreement and references to sub-clauses, paragraphs and sub-paragraphs are to sub-clauses of the Clauses, paragraphs of the sub-clauses and sub-paragraphs of the paragraphs where they respectively appear.

1.5 Reference to any statute or statutory provision shall where the context so admits or requires be construed as reference to those provisions as respectively amended, consolidated, extended, modified or re-enacted from time to time, and shall include any other order, regulations, instruments or other subordinate legislation made under the relevant statute except to the extent that any statute or statutory provision made or enacted after the date of this Agreement would create or increase a liability of the Vendor under this Agreement.

1.6 The Schedules form an integral part of this Agreement and shall have the full force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall, unless the context otherwise requires, include the Schedules.

2    SALE AND PURCHASE

2.1 Upon and subject to the terms and conditions of this Deed, the Vendor as legal and beneficial owner of the Relevant Shares, and of the rights in respect of the Relevant ICCs, shall transfer to the Purchaser, and the Purchaser shall purchaser shall accept the transfer of, the Vendor's beneficial interest in the Relevant Shares and the Relevant ICCs free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever but together with all rights attached, accrued or accruing thereto and all dividends and distributions declared, made or paid or agreed to be made or paid thereon after the Completion Date.

2.2 No party shall be obliged to complete the transfer of the Vendor's beneficial interest in any of the Relevant Shares or the Relevant ICCs unless the transfer of the Vendor's beneficial interest in all of the Relevant Shares and all of the Relevant ICCs are completed simultaneously.

2.3 The total consideration for the transfer of the Vendor's beneficial interest in the Relevant Shares and the Relevant ICCs shall be HK$285,298,013.94 (the "Consideration").

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3    COMPLETION

3.1 Subject to Clause 3, Completion shall take place at 10.00 a.m., Hong Kong time, on the date of execution of this Deed at 22 Floor, Hutchison House, 10 Harcourt Road, Hong Kong or at such other place or time as the parties hereto may agree, when all (but not part only) of the obligations set out in Clauses 3.2 and 3.3 shall be fulfilled (the "Completion Date").

3.2 At Completion, the Purchaser (or the Purchaser's nominee) shall pay to the Vendor the Consideration.

3.3 At Completion, the Vendor shall repay to the Purchaser in full all amounts outstanding under the HTL Loan.

4    VENDOR'S WARRANTIES

4.1 The Vendor hereby warrants to the Purchaser, subject only to any matter expressly provided for under the terms of this Deed, that:

     (a) the Vendor being the legal and beneficial owner of the Relevant Shares and the Relevant ICCs is entitled to sell and transfer its beneficial interest in the Relevant Shares and the Relevant ICCs and is able to procure the passing of beneficial and, if required by the Purchaser, legal ownership thereof to the Purchaser (as the case may be) free from all claims, charges, liens, options, encumbrances and equities of any kind whatsoever;

     (b) the Vendor has the power and authority to enter into this Deed, and to perform its obligations hereunder and enter into all transactions contemplated by this Deed and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Deed and the documents herein contemplated;

     (c) the execution and delivery of, and the performance by the Vendor of its obligations under this Deed will not result in a breach of any provision of the memorandum or articles of association of the Vendor or any Group Company.

     (d) this Deed constitutes and when executed will constitute valid, legal and binding obligations on the part of the Vendor in accordance with its terms;

     (e) the Relevant Sale Shares are fully paid up and the Relevant ICCs have been fully paid;

     (f) no indebtedness (actual or contingent) is outstanding between the Vendor and each of the Group Companies; and

     (g) the Vendor is not in breach of any provisions of any of the Relevant Agreements.

4.2 The Vendor further warrants to the Purchaser that the warranties in Clauses 4.1(a) to (g) will be fulfilled down to and will be true and accurate in all material respects at Completion as if they had been given at Completion.

4.3 The Vendor's warranties set out in each paragraph of Clause 4.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Deed.

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5    PURCHASER'S WARRANTIES

5.1  The Purchaser hereby warrants to the Vendor that:

     (a) the Purchaser has the power and authority to enter into this Deed, and to perform its obligations hereunder and enter into all transactions contemplated by this Deed and all necessary corporate and other action has been taken to authorise the execution, delivery and performance by it of this Deed and the documents herein contemplated;

     (b) the execution and performance of this Deed and the documents herein contemplated do not violate any applicable law, rule or regulation to which the Purchaser is subject; and

     (c) this Deed constitutes and will constitute valid, legal and binding obligations on its part in accordance with its terms.

5.2 The Purchaser further warrants to the Vendor that the warranties in Clauses 5.1(a) to (c) will be fulfilled down to and will be true and accurate in all material respects at Completion as if they had been given at Completion.

5.3 The Purchaser's warranties set out in each paragraph of Clause 5.1 shall be separate and independent and save as expressly provided shall not be limited by reference to any other paragraph or anything else in this Deed.

6    DECLARATION OF TRUST

     The Vendor hereby declares and covenants with the Purchaser and its successors and assigns as follows:

6.1  that the Vendor shall at all times hold:

     (a) the legal title to Relevant Shares and any other Shares the Vendor may hereafter receive or be entitled to receive (the "Other Shares")and all dividends, rights and interest accruing to or to accrue upon the same or any of them;

     (b) the Relevant ICCs and any other ICCs the Vendor may hereafter make in the Company (the "Other ICCs") and all rights and payments accruing to or to accrue upon the same or any of them; and

     (c) all of the Vendor's rights, benefits, interests and obligations under each of the Relevant Agreements,

     (together, the "Argentina Title, Rights and Obligations") UPON TRUST for the Purchaser;

6.2 that the Purchaser shall at all times deal with, transfer and dispose of the Argentina Title, Rights and Obligations and any rights or privileges now or hereafter appertaining thereto in accordance with the instructions from time to time given to the Vendor by the Purchaser and not otherwise;

6.3 that the Purchaser is hereby authorised at any time to complete and execute any agreement, transfer or other document in respect of any of the Argentina Title, Rights and Obligations which has been already signed by the Vendor and passed to the Purchaser;

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6.4  that the Vendor shall at all times and whenever requested by the Purchaser sign, execute and deliver any deed, agreement, transfer, proxy form, receipt, notice or other instrument relating to any of the Argentina Title, Rights and Obligations or any rights and privileges in relation thereto submitted to the Vendor by the Purchaser;

6.5 that the Vendor shall not appoint any proxy or representative to attend and vote on its behalf at any general meetings of the Company except as permitted under this deed or as expressly approved in advance in writing by the Purchaser, and shall not permit any such proxy or representative to vote at any general meetings of the Company in respect of the Relevant Shares or the Other Shares (if any) or, if applicable, the ICCs or other ICCs (if any) contrary to any direction of the Purchaser;

6.6 that the Vendor shall procure that it nominees to the board of directors of the Company or any other Group Company shall not vote on any resolution before a meeting of the relevant board of directors save as expressly approved in advance in writing by the Purchaser;

6.7 that the Vendor shall not exercise, claim, attempt to exercise or enforce any benefits or rights whatsoever (whether statutory, contractual or otherwise) vested in the Vendor as a member of the Company or under any of the Relevant Agreements, nor will it represent itself as having any rights in respect of the Relevant Shares, the Other Shares (if any), the Relevant ICCs, the Other ICCs (if any) or under any of the Relevant Agreements except as permitted under this Deed or as expressly approved in advance in writing by the Purchaser;

6.8 that the Vendor shall not comply with or agree to comply with or accede to any request from any party to any of the Relevant Agreements save as expressly approved in advance in writing by the Purchaser;

6.9  that the Vendor shall promptly notify the Purchaser of:

     (a) any litigation, arbitration, administrative, regulatory or criminal proceedings against any Group Company;

     (b) any order made, or petition presented for the purposes of winding up any Group Company, or any order made or petition presented for the appointment of a administrator of and over the affairs of any Group Company, or the appointment of a receiver in respect of any Group Company or any of their assets, of any pending or threatened order, petition or appointment or any circumstance that may give rise to a proceeding resulting in such an order or appointment; or

     (c) any litigation, arbitration, administrative, regulatory or criminal proceedings that any Group Company is a party to, whether as claimant, defendant or otherwise, or that are pending or threatened; and

     (d) any litigation, arbitration, administrative, regulatory or criminal proceedings against the Vendor or any other party in respect of any of the Argentina Title, Rights and Obligations;

6.10 that the Vendor shall promptly deliver to the Purchaser:

     (a) any correspondence, notice or other communications, whether written or oral, received by the Vendor (or any of its agents) from any other party to any of the Relevant Agreements;

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     (b)  all documents, notices and correspondence whatsoever sent to the
          Vendor by or on behalf of, the Company or sent to the Company with a copy to the Vendor;

6.11 that the Vendor shall not amend, vary or assign any of the Relevant Agreements save as expressly approved in writing by the Purchaser; and

6.12 that the Vendor shall not, by act or omission, commit any breach of any of the Relevant Agreements.

7    INDEMNITY

7.1 The Purchaser undertakes to the Vendor that it shall, subject to Clause 7.2 and the Vendor's compliance with the terms and conditions of this Deed, indemnify and hold the Vendor harmless against all obligations, liabilities (including taxation), losses, damages and all reasonable costs (including legal costs) and expenses, actions, proceedings, claims and demands, in each case of any nature whatsoever (together, "Costs") suffered or incurred by the Vendor, directly or indirectly, as a result or in connection with:

     (a) the holding of legal title to the Relevant Shares, the Other Shares (if any), the Relevant ICCs and the Other ICCs (if any) as trustee for the Purchaser;

     (b) any of the rights and obligations of the Vendor under any of the Relevant Agreements the Vendor remaining as a party to the each of the Relevant Agreements; and

     (c) complying with the obligations or acting upon the Purchaser's instructions pursuant to Clause 6.

7.2 The Purchaser shall have no liability or obligation to indemnify or hold harmless the Vendor in respect of Costs suffered or incurred by the Vendor as a result of a breach by the Vendor of any of its obligations under this Deed as a result of the deliberate or negligent acts or omissions by the Vendor.

8    FURTHER ASSURANCE

8.1 Subject to and notwithstanding Completion, each party agrees with and undertakes to the other party that at any time and from time to time upon the written request of any other party, such party shall:

     (a) promptly and duly execute and deliver any and all such further instruments and documents and do or procure to be done all and any such acts or things as the other party may reasonably deem necessary in obtaining the full benefits of this Deed and of the rights and ownership herein granted;

     (b) do or procure to be done each and every act or thing which the other party may from time to time reasonably require to be done for the purpose of enforcing the other party's rights under this Deed; and

8.2 The Vendor and the Purchaser agree that all requests and enquiries from any government, governmental, supranational or trade agency, court or other regulatory body shall be dealt with by the Vendor and the Purchaser in consultation with each other and the Vendor and the Purchaser shall promptly co-operate with and provide all necessary information and assistance reasonably required by such government, agency, court or body upon being requested to do so by the other.

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9    CONFIDENTIALITY

9.1 Each party undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third party (other than the existing shareholders of the Company, Gridley Investments and Newbery) any information concerning the transactions contemplated hereunder and/or the contents hereof (collectively, "Confidential Information") without the prior written approval of the other party hereto.

9.2 Nothing in this Section 9 shall prevent a party hereto from using or disclosing any Confidential Information which (a) is already known by such party at the time it is disclosed to it; (b) has been rightfully received by such party from a third party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such party; (d) is independently developed by such party without use, directly or indirectly, of the Confidential Information; or (e) is required to be disclosed by applicable law, regulation or legal process or by judicial order.

9.3 Notwithstanding anything contained in this Deed, either party acknowledges and agrees that the other party may be required by law or any competent regulatory body (including but without limitation to The Stock Exchange of Hong Kong Limited and the Securities and Futures Commission) to issue time sensitive and/or urgent announcements relating to this Deed or matters contemplated under this Deed. Either party shall procure to be provided to the other party a copy of drafts of such time sensitive and/or urgent announcements promptly, and shall consider in good faith any comments provided to it in a timely manner by the other party to the extent reasonably practicable within the time frame stipulated by law or by the relevant competent regulatory body.

10   ENTIRE AGREEMENT AND VARIATION

10.1 This Deed together with all other documents which are referred to in this Deed as being required by its terms to be entered into by the parties or any of them in connection with this Deed set out and constitute the entire agreement and understanding between the parties relating to the transactions hereby contemplated and supersede any previous or contemporaneous drafts, representations, warranties, promises, assurances, arrangements, discussions, negotiations, agreements or undertakings relating thereto whether written or oral and no party shall rely on any representations or warranties except those expressly stated herein.

10.2 No purported alteration or variation of this Deed shall be effective unless it is in writing, refers specifically to this Deed and is duly executed by each of the parties hereto.

11   ASSIGNABILITY

     This Deed shall enure for the benefit of successors of the respective parties hereto but shall not be assignable.

12   NOTICES

12.1 Any notice or other communication given or to be given pursuant to this Deed shall be in writing sent or delivered to the party at the address or facsimile number as set out below or as may be notified by such party to the other:

     Vendor:

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     Address    : 18 Floor, Two Harbourfront
                  22 Tak Fung Street
                  Kowloon, Hong Kong

     Attention  : The  Company Secretary

     Fax no.    : +852-2827-3001

     Purchaser:

     Address    : 22 Floor, Hutchison House
                  10 Harcourt road
                  Central, Hong Kong

     Attention  : The Company Secretary

     Fax no.    : +852-2128-1778

12.2 Any notice or other communication shall be deemed to have been received if sent by facsimile, on the date of transmission, or if delivered personally, when delivered, or if sent by post, 7 days if overseas and 48 hours if local after the date of posting.

12.3 Reference in Clause 12.1 to writing shall include a notice or communication by facsimile.

13   COSTS AND EXPENSES

     Save as expressly provided in this Deed, each party shall bear its own costs and expenses in relation to the negotiations leading up to the execution of this Deed and to the preparation, execution and carrying into effect of this Deed and all other documents referred to in it which relate to the transfer of the beneficial interest in the Relevant Shares and the Relevant ICCs and the declaration of trust in respect of the Argentina Title, Rights and Obligations. The Vendor confirms that no expense of whatever nature relating to the transfer of the Relevant Shares and the Relevant ICCs and the declaration of trust sale has been or is to be borne by the Company. All fees and expenses incurred (including, but not limited to, stamp duty and other similar taxes, but excluding any capital gains tax (if any) payable by the Vendor for the transfer of the beneficial interest in the Relevant Shares and the Relevant ICCs and the declaration of trust in respect of the Argentina Title, Rights and Obligations shall be paid by the Purchaser.

14   COUNTERPARTS

14.1 This Deed may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

14.2 Each counterpart shall constitute an original of this Deed, but all the counterparts shall together constitute one and the same instrument.

15   INVALIDITY

     Each provision of this Deed is severable and distinct from the others and if at any time any provision of this Deed is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:-

     (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Deed; or

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     (b)  the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Deed.

16   GOVERNING LAW

     This Deed shall be governed by and construed in accordance with the laws of Hong Kong and the parties hereby submit to the exclusive jurisdiction of the Hong Kong courts to settle any disputes which may arise out of or in connection with this Deed and waive any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.

IN WITNESS whereof this Deed has been duly executed on the date first above written.

EXECUTED and DELIVERED as Deed   ) [COMMOM SEAL]
under the COMMON SEAL of         )


WHAMPOA HOLDINGS LIMITED         ) /s/ Susan Chow
                                   -------------------------


In the presence of:              ) /s/ Agnes Nardi
                                   -------------------------

EXECUTED and DELIVERED as a DEED ) [COMMON SEAL]
under the COMMON SEAL of         )


HUTCHISON                        ) /s/ Edith Shih
                                   -------------------------


TELECOMMUNICATIONS LIMITED       ) /s/ Frank Sixt
                                   -------------------------
In the presence of:              )

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